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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ___________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                August 31, 2000
                                ---------------
               Date of report (Date of earliest event reported)


                            ACT Manufacturing, Inc.
                            -----------------------
            (Exact name of Registrant as specified in its charter)


        Massachusetts                     0-25560                04-2777507
        -------------                     -------                ----------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                 2 Cabot Road
                          Hudson, Massachusetts 01749
                          ---------------------------
                   (Address of Principal Executive Offices)


                                (978) 567-4000
                                --------------
              Registrant's telephone number, including area code


                        Exhibit Index Located on Page 4
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Item 5.   Other Events.

     On August 31, 2000, ACT Manufacturing, Inc. (the "Company") completed the acquisition of all the issued shares of Bull Electronics Angers ("BEA") for a purchase price of approximately $56.6 million in cash, plus a working capital adjustment of approximately $50.0 million based on the August 31, 2000 closing balance sheet of BEA which will be prepared no later than November 30, 2000. Prior to the closing, BEA spun out its printed circuit board fabrication business to a separate subsidiary of Bull.

     The Company's press release announcing the closing of the acquisition is filed as Exhibit 99.1 to this report and incorporated herein by this reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a) The Statement of Assets and Liabilities and the related Statement of Revenues, Direct and Certain Allocated Costs and Expenses of BEA for the year ended December 31, 1999 are incorporated by reference to the Company's Form S-3 Registration Statement filed with the Securities and Exchange Commission on July 14, 2000, as amended (File No. 333-41406). See historical financial statements, pages F-85 through F-98 in the Form S-3 Registration Statement.

     (b) The Company's Pro Forma Financial Information is incorporated by reference to the Company's Form S-3 Registration Statement filed with the Securities and Exchange Commission on July 14, 2000, as amended (File No. 333-41406). See unaudited pro forma condensed combined financial statements, pages 20 through 26 in the Form S-3 Registration Statement.

     (c)  Exhibits.
          --------

Exhibit No.    Description
-----------    -----------

23.1      Independent Auditors' Consent

99.1      Press release dated September 6, 2000
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ACT Manufacturing, Inc.


Date: September 8, 2000               By: /s/ John A. Pino
                                          -----------------------------------
                                          John A. Pino
                                          President, Chief Executive Officer
                                          and Chairman
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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

23.1           Independent Auditors' Consent

99.1           Press release dated September 6, 2000.